FOUR CORNERS PROPERTY TRUST NYSE: FCPT INVESTOR PRESENTATION | SEPTEMBER 2018 www.fcpt.com 1 | FCPT | SEPTEMBER 2018

FORWARD LOOKING STATEMENTS AND DISCLAIMERS Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; expectations regarding the making of distributions and the payment of dividends; capital resources; and pending acquisitions. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward- looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2017, and other risks described in these documents and in other documents filed by the Company from time to time with the Securities and Exchange Commission. Notice Regarding Non-GAAP Financial Measures: The information in this communication contains and refer to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website at www.fcpt.com. 2 | FCPT | SEPTEMBER 2018

AGENDA Company Overview and Business Update Page 3 Key Investment Highlights Page 11 Acquisition & Diversification Strategy Page 18 Appendix Page 27 3 | FCPT | SEPTEMBER 2018

SENIOR MANAGEMENT TEAM  Former Board member and Chair of the Finance and Real Estate Committee at Darden Restaurants, Inc.  Member of the Board of Directors of Macy’s, Inc.  Former Board member and Chairman of the Investment Committee at Gramercy Property Trust, Inc. William Lenehan President and CEO  Former CEO of Granite REIT, an investment grade single-tenant, triple-net REIT listed on the TSX  Ten years at Farallon Capital Management  B.A. from Claremont McKenna College  Former CFO of Amstar, served on Amstar’s Executive and Investment Committees  Former Managing Director of Financial Strategy & Planning at Prologis, Inc.  Former President and CFO of American Residential Communities Gerald Morgan  Served as a Senior Officer with Archstone prior to the company’s sale CFO  Former consultant at Bain & Co.  B.S. in Mechanical Engineering and MBA from Stanford University  Former Partner in the real estate department at the law firm of Pircher, Nichols & Meeks where he had practiced since 1998  B.A. from Macalester College James Brat  Juris Doctorate from the UCLA School of Law General Counsel 4 | FCPT | SEPTEMBER 2018

OVERVIEW OF FCPT


Olive Garden

chili's

KFC


- Four Corners Property Trust ("FCPT") is an investment grade rated REIT primarily engaged in the ownership, acquisition, and leasing of restaurant properties
- FCPT's portfolio has 589 properties, diversified by geography and brand, 417 of which are leased to Darden under long-term triple-net leases
- FCPT began with five Darden-operated restaurant brands at spin-off and has since added 26 brands to its portfolio
- Portfolio tenancy is 79% investment grade with positive operating trends, fulsome public disclosure, and strong rent coverage
- FCPT's strategy is to grow and diversify the portfolio through acquisitions and sale-leasebacks
  - o FCPT closed its largest acquisition to date on 8/8/2018 ($156 million sale-leaseback transaction with Brinker International consisting of 48 Chili's properties[1,2])
- Low leverage and flexible unsecured capital structure to support diversification strategy
- Scaled platform with equity market capitalization of $1.7 billion and a total market capitalization of $2.3 billion[3]

FCPT Portfolio Brands

Brand	Property Count	% of ABR
Olive Garden	299	59.4%
Longhorn Steakhouse	105	16.1%
Chili's	50	8.4%
Bahama Breeze	9	2.4%
Bob Evans	16	2.1%
Buffalo Wild Wings	9	1.3%
Red Lobster	7	1.2%
Seasons 52	2	0.6%
Wildfish	1	0.3%
Steak N' Shake	3	0.3%
Cheddar's	1	0.1%
Denny's	1	0.1%
BJ's Restaurant	1	0.1%
Casual / Family Dining	504	92.4%
Burger King	21	2.4%
KFC	20	1.4%
Arby's	8	0.7%
Taco Bell	6	0.5%
McAlister's Deli	4	0.5%
Hardee's	4	0.4%
Pizza Hut	6	0.3%
Wendy's	3	0.3%
Popeyes	2	0.2%
Starbucks	2	0.2%
Mod Pizza / Del Taco[4]	1	0.2%
McDonald's	2	0.2%
Zaxby's	1	0.1%
Chick-fil-A	1	0.1%
Panera Bread	1	0.1%
Panda Express	1	0.1%
Fazoli's	1	0.1%
Quick Service	84	7.6%
Total FCPT Portfolio	589	100%

Figures as of 9/21/2018
1. On 8/8/2018, FCPT closed on 46 of the 48 properties; FCPT is in the process of carrying out diligence on the remaining two properties.
2. FCPT purchased three more Chili's properties from Brinker International for $9 million in a separate sale-leaseback transaction on 9/14/2018.
3. Based on a share price of $25.69 as of 9/21/2018.
4. FCPT owns one dual tenant Mod Pizza / Del Taco property.

5 | FCPT | SEPTEMBER 2018

FCPT

COMPANY UPDATE & MOMENTUM SINCE SPIN-OFF


Olive Garden
chili's
KFC

FCPT Team and Portfolio Highlights

- Continue to build out acquisition, legal and accounting / finance teams
- Added two additional board members with extensive restaurant management experience
  - Charley Jemley (Yum! Brands, Starbucks, Hardee's / CKE Restaurants) and Eric Hirschhorn (Burger King / Restaurant Brands International)
- Darden (Baa2/BBB/BBB; Enterprise Value of $14.7 billion / 1,746 owned restaurants[1]) spin-off portfolio continues to perform well with EBITDAR to rent coverage increased from 4.2x to 5.0x
  - Darden outpacing performance / same-store sales growth of casual dining peers while maintaining low leverage
- Closed acquisitions of $399 million (177 restaurant properties) at an average 6.6% cap rate
- Grown the portfolio from 5 brands at spin-off to 31 national brands; Darden tenant concentration has declined from 100% to 79%
- Sourced unique portfolio of up to 41 mall / shopping center outparcel restaurants from Washington Prime ($67 million)
  - Low rent sites with strong brands and corporate operators
  - Aim to replicate this strategy with other retail landlords
- Closed on largest acquisition to date with the 48 property / $156 million Brinker International sale-leaseback transaction[2,3]

Market Access & Capital Raising Highlights

- FCPT continues to trade with an attractive cost of capital
- Recycled Capital Accretively
  - Sold six properties since October 2016 at a weighted average 4.9% cap rate for $57 million of proceeds, redeploying into new properties in 6.5%-7.0% cap rate range
- December 2016: Launched At-the-Market ("ATM") equity program
  - Utilized ATM equity program to raise $69 million from Q4 2016 to Q2 2018
- January 2017: Obtained Investment Grade rating (Fitch: BBB-)
- June 2017: Issued debut $125 million Private Note offering of 7-year and 10-year notes
- September 2017: Recast and extended $650 million Credit Facility in September 2017 with reduced interest rates
- August 2018: Successful inaugural secondary offering of 4.0 million shares for $101 million of gross proceeds which was oversubscribed
- September 2018: Closed $100 million Private Note offering of 8-year and 10-year notes (to be funded in December 2018) at 4.6% and 4.8% interest rates, respectively

1. Market Data as of 9/21/18;Company figures as of 8/26/2018
2. On 8/8/2018, FCPT closed on 46 of the 48 properties; FCPT is in the process of carrying out diligence on the remaining two properties.
3. FCPT purchased three Chili's properties from Brinker International for $9 million in a separate sale-leaseback transaction on 9/14/2018.

6 | FCPT | SEPTEMBER 2018

FCPT

SELECT TRANSACTION OVERVIEW: WASHINGTON PRIME MALL OUTPARCEL PORTFOLIO • On September 20, 2017, FCPT announced the acquisition of 41 restaurant properties from Washington Prime Group (“WPG”) for a purchase price of approximately $67 million (6.7% initial cash yield) with a weighted average remaining 8-year lease term - Solid Centers with Attractive Anchors: ~83% of rent is from properties on out-lots to open-air properties or WPG’s “Tier One Enclosed” malls - Unencumbered Sites: Outparcels to malls or shopping center locations are unencumbered by property level debt - Diverse Portfolio with Strong Demographics: 22 different restaurant brands across 12 states with strong population, traffic and household income demographics in line with the original Darden portfolio - Low Rents: Low rent properties / ground leases representing 4% rent-to-sales (assumes brand average sales when tenant financials unavailable) - Strong, Corporate Tenants: >80% of leases (by rent) are with the brand’s corporate entity, with the remaining leased to established franchisees • The first 17 properties / $28 million have closed and the majority of the remaining properties are expected to close in multiple tranches before the end of 2018 22 Portfolio Brands FCPT Current Portfolio WPG Portfolio Portfolio as of 9/21/2018 and remaining WPG properties scheduled to close. 7 | FCPT | SEPTEMBER 2018

SELECT TRANSACTION OVERVIEW:
BRINKER SALE-LEASEBACK



Olive Garden
chili's
KFC

On August 8, 2018, FCPT acquired 46 Chili's properties for $149.8 million from Brinker International (NYSE: EAT) through a sale-leaseback transaction. Two additional properties are expected to close by the end of Q3 2018 for $5.9 million, bringing the total transaction size up to 48 properties / $155.7 million

Transaction Overview:

- Properties: 48 Chili's (all corporate-operated)
- Initial Rent: ~$9.9 million (10% increase every 5 years)
- Corporate Operator / Guarantor: Brinker International (rated Ba1/BB+/BB+ by Moody's/S&P/Fitch)
- Long Term Leases: 15-year initial term
- Diverse Geography: 15 states (primarily Florida and Texas) with western U.S. exposure
- Strong Rent Coverage: 3.9x EBITDAR / Rent Coverage[1]



United States
FCPT Current Portfolio
Brinker Portfolio

1. Based on company-provided restaurant level EBITDAR for the trailing 12 months ending March 2018. EBITDAR is 4-wall, which does not include an allocation of Brinker's corporate overhead expense.

8 | FCPT | SEPTEMBER 2018

FCPT

TENANT EVOLUTION SINCE SPIN- OFF: SIGNIFICANT PROGRESS ON DIVERSIFYING TENANT BASE Brand Breakdown by Annual Base Rent +27.7% growth in annual base rent since spin1 16% 105 units 20% 104 units 8% 6% 50 units 14 units 59% 74% 299 units 300 units 13% 122 units Initial Portfolio at Spin: FCPT Portfolio Today (9/21/18)1: 418 Properties 589 Properties Annual Base Rent of $94.4 million Annual Base Rent of $120.6 million1 100% Darden Exposure 79% Darden Exposure ___________________ 1. Represents current scheduled minimum contractual cash rent as of 9/21/2018. 9 | FCPT | SEPTEMBER 2018

HIGH QUALITY PORTFOLIO FCPT Portfolio Summary • 589 Properties Properties: • 79% Investment grade tenancy • 31 brands – 13 Casual, Family & Fine Dining / 18 Quick Service & Fast Casual Casual, • 45 states Geography: Family • Only Texas (12.4%) and Florida (11.6%) are above 10% of NOI & Fine Dining • 12.4 years Term Remaining: • Only 2.1% of NOI expiring before 2027 Contractual Rent $120.6 million (Cash): EBITDAR / Rent 4.6x1 Coverage: Quick Service & Fast Casual Annual Rent ~1.5% average fixed annualized rent increase Escalation: Net leases with tenant responsible for repair and maintenance costs, property tax, Lease Structure: insurance and building restoration Predominantly individual leases to allow landlord flexibility ___________________ Note: Unless otherwise stated, figures are as of 9/21/2018 and pro forma for the Q3’18 acquisitions through 9/21/2018. 1. As of 6/30/2018. 10 | FCPT | SEPTEMBER 2018

AGENDA Company Overview and Business Update Page 3 Key Investment Highlights Page 11 Acquisition & Diversification Strategy Page 18 Appendix Page 27 11 | FCPT | SEPTEMBER 2018

NATIONAL FOOTPRINT WITH INCREASING BRAND DIVERSIFICATION



- 589 Properties
- 45 States
- 31 Brands
- 4.0 mm sq ft



WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
VT
NH
ME
MA
CT
RI
Annualized Base Rent (%)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

Portfolio at Inception

Olive Garden, Seasons 52, wildfish, LongHorn Steakhouse, Bahama Breeze

Acquired Brands

Burger King, Red Lobster, Bob Evans, Chili's, Del Taco, Denny's, Arby's, Starbucks Coffee, Panda Express, KFC, Cheddar's Scratch Kitchen, McAlister's Deli, Fazoli's, BJ's Restaurant Brewhouse, Zaxby's, MOD, Wendy's, Taco Bell, Steak 'n Shake, Pizza Hut, Panera Bread, Popeyes Louisiana Kitchen, Buffalo Wild Wings Grill & Bar, Chick-fil-A, McDonald's, Hardee's

Note: Unless otherwise stated, figures are as of 9/21/2018. Excludes six owned / ground leased restaurants in the Kerrow Restaurant Operating Business.

12 | FCPT | SEPTEMBER 2018

FCPT

NATIONAL FOOTPRINT WITH INCREASING BRAND DIVERSIFICATION (CONTINUED) 1 589 Properties 31 Brands ___________________ 1. Data as of 9/21/2018 2. Other includes two Seasons 52 properties, as well as one property for each of the following brands: BJ’s Restaurant, Cheddar’s, Chick-Fil-A, Del Taco/Mod Pizza, Denny’s, Fazoli’s, Panda Express, Panera Bread, Wildfish and Zaxby’s. Includes one vacant property. 13 | FCPT | SEPTEMBER 2018

LEASE MATURITY SCHEDULE Lease Maturity Schedule (% Annualized Cash Base Rent1) 16.2% 2 99.9% occupied 14.3% 13.9% 12.4% 12.1% 11.8% Weighted average lease term of 12.4 years 8.7% Only 2.1% of rental income matures prior to 2027 3.3% 3.4% 0.7% 0.9% 0.4% 0.2% 0.3% 0.5% 0.3% 0.0% 0.0% 0.1% 0.2% 0.1% 0.2% 0.1% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 ___________________ Note: Excludes renewal options. All Data as of 9/21/2018. 1. Annualized cash base rent is calculated using the scheduled minimum contractual rent. 2. Occupancy based on portfolio square footage. 14 | FCPT | SEPTEMBER 2018

SUMMARY CAPITALIZATION AND FINANCIALS



Olive Garden



chili's



KFC



Capitalization ($ million, except per share)	FCPT Current[1]
Share price (9/21/2018)	$25.69
Shares and OP units outstanding (millions)	67.4
Equity value	$1,731
Debt:	
Bank term debt	$400
Revolving credit facility	$0
Unsecured private notes	$125
Total market capitalization ("TMC")	$2,256
Annualized Adjusted EBITDAre[2]	$108

Credit Metrics	FCPT Current[1]
Debt to TMC	23.3%
Debt to EBITDAre[2]	4.9x

Current Trading Metrics	FCPT Current[1]
Cash NOI ($ million)[3]	$120.6
Implied Cap Rate	5.3%
Quarterly Dividend per share	$0.2750
Annualized Dividend per share	$1.10
Dividend Yield	4.3%

Peer Leverage Comparison: Debt / EBITDAre[2]



4.9x
4.0x
0.3x
3.7x
5.6x
5.7x
5.7x
6.2x
1.1x
5.1x
6.9x
1.1x
5.8x
FCPT
SRC
O
ADC
STOR
NNN
VER

Note: FCPT uses NAREIT defined EBITDAre adjusted. EBITDAre is a non-GAAP figure calculated as EBITDA excluding gains or impairments and acquisition / disposition transaction.

1. "FCPT Current" column represents FCPT financials as of 6/30/2018 and $101 million equity offering closed on 8/7/2018.
2. As previously disclosed, see our Supplemental Financial & Operating Information for the Quarter and Six Months ended June 30, 2018 for a reconciliation to net income. Does not include an additional $11,992,522 in rent for transactions closed through 9/21/2018.
3. Scheduled minimum contractual cash rent as of 9/21/2018.

15 | FCPT | SEPTEMBER 2018

FCPT

FCPT DEBT MATURITY SCHEDULE Current Debt Maturity Schedule1 Weighted average Drawn Revolver maturity of 5.5 years1 Undrawn Revolver Capacity $400 Unsecured Term Loan Unsecured Notes New Unsecured Notes $250 $75 $50 $50 $50 $0 $0 $0 $0 $0 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 ___________________ Figures as of 9/21/2018. 1. Excludes undrawn revolver; Includes announced $100 million additional unsecured notes due 2026 and 2028 which will be funded in December 2018 16 | FCPT | SEPTEMBER 2018

FCPT CAPITALIZATION AND PORTFOLIO CREATE A STRONG PLATFORM FOR GROWTH  High quality portfolio diversified geographically and by concept across 45 states and 31 tenant brands  Stable rental stream, 100% anchored with service retail tenants and 79% investment grade tenancy with long-term lease-life of 12.4 years and strong 4.6x tenant rent coverage  Meaningful fixed increases in contractual annual base rent  Proof of concept in large addressable restaurant net lease market, with $399 million of acquisitions across 177 properties since inception (July 2016); flexibility to close both small granular deals and large portfolio transactions  Strong credit profile with access to investment grade debt market and ample liquidity  Conservative financial position with 4.2x net leverage, amongst the lowest in net lease REIT sector  Experienced management and board in both real estate and restaurant industries ___________________ Figures as of 9/21/2018 and pro forma for all Q3 acquisitions and August 2018 $101 million secondary equity offering. 17 | FCPT | SEPTEMBER 2018

AGENDA Company Overview and Business Update Page 3 Key Investment Highlights Page 11 Acquisition & Diversification Strategy Page 18 Appendix Page 27 18 | FCPT | SEPTEMBER 2018

FCPT ACQUISITION PHILOSOPHY AND UNDERWRITING CRITERIA



Olive Garden
chili's
KFC

Acquisition Philosophy

- Acquire nationally recognized branded restaurants that are well located with creditworthy lease guarantors
- Purchase assets only when accretive to cost of capital
- Increase diversification by targeting different brands, meal price-points, cuisine types, and geographies

Underwriting Criteria

- Acquisition criteria is approximately split 50% / 50% between credit and real estate metrics
- Initial screening decisions are informed by a property scorecard based on these metrics, but investment decisions ultimately rely on thorough credit and property-level diligence

Credit Criteria (~50%):
- Guarantor credit
- Brand durability
- Store performance
- Rent-to-sales
- Lease term

Real Estate Criteria (~50%):
- Location
- Re-use potential
- Lease structure
- Absolute rent
- Rent growth



19 | FCPT | SEPTEMBER 2018

FCPT

FCPT ACQUISITION TARGET CRITERIA Summary Criteria • Single-tenant restaurant properties net leased to credit-worthy tenants operating well-known brands; select multi-tenant properties considered Properties: • Existing leases or new sale-leasebacks • Minimum deal size of $1 million • All 50 states and Canada, currently in 45 states Geography • Demographics of 20,000+ in a 3-mile radius with average daily vehicles of at / Location: least 15,000 • Preference for hard-corner intersection real estate • Corporate or strong franchisee tenants Tenant: • For franchisees, primarily focusing on “Franchise Times: Top 200” • At least 10 years for new leases Term: • Preference of 5+ years for existing leases • <10% rent-to-sales with preference at 8% or below Rent: • EBITDAR rent coverage target of at least 2.0x, preference of >2.5x • Rent metrics criteria will vary based on brand Annual Rent • Fixed contractual rent escalations preferred over variable Escalation: • Target of annualized rent escalations of 1.0-2.5% Lease Structure: • Triple net leases preferred, no landlord obligations 20 | FCPT | SEPTEMBER 2018

INVESTMENT OPPORTUNITY SOURCING FCPT is principally building its acquisition pipeline through five channels: 1) Consolidating Franchisees: The franchisee industry is highly fragmented, but is undergoing consolidation and growth by top players. FCPT partners with large franchisees on real estate transactions as they grow their operations. 2) Mall and Shopping Center Outparcels: FCPT has announced several portfolio transactions with mall and shopping center REITs and continues to work on replicating this strategy. The added complexity and delayed closing timeframe for these deals gives FCPT an advantage over non-institutional investors. 3) Repeat Tenant Transaction: FCPT’s tenant base includes many strong franchisee and corporate operators. FCPT has endeavored to build strong relationships with its tenants, and, as a result, receives opportunities for off-market and repeat sale-leaseback transactions for many of these restaurant operators. 4) Fully Marketed Broker Sourcing: The investment team is in close contact with net lease brokers across the country and reviews marketed properties on a daily basis. Although there is strong competition in this market, FCPT is able to secure deals due to its strong reputation for timely execution. 5) Large Sale-Leaseback Transactions: These transactions are large in scale, but infrequently available. They typically have a competitive bidding process amongst institutional investors. Both the Brinker and Bob Evans sale-leaseback transactions are examples. 21 | FCPT | SEPTEMBER 2018

FOOD & BEVERAGE AMONG MOST E-COMMERCE RESILIENT RETAIL CATEGORIES US eCommerce Penetration by Retail Category (2016) 50% 46.7% 45% 40% 35% 31.8% 30% 25% 20% 16.4% 14.8% 15% 11.1% 11.0% 10.5% 10% 7.3% 5% 2.8% 0.9% 0% Consumer Books & Toys & Hobbies Apparel & Health & Jewelry & Sports & Fitness Furniture & Total Food & Electronics Magazines Accessories Personal Care Watches (ex apparel) Home Grocery1 Beverage1 (incl appliances) Online / digital sales penetration has remained low within restaurants ___________________ Source: ComScore, Census Bureau, BEA, Internet Retailer, Wall Street Research. 1 Calculated using estimated online sales. 22 | FCPT | SEPTEMBER 2018

VAST ADDRESSABLE MARKET WITHIN RESTAURANT INDUSTRY SUBSECTORS US GDP – $18.6 Trillion Consumption Investment Government $12.8T $3.0T $3.3T Net Exports Retail Sales -$0.5T $4.85T Restaurants (~11% of Retail Sales, $523bn) Family Fine Quick Service & Fast Casual Casual Dining / Buffet Dining $268bn $194bn $42bn $19bn Sand- Mex- Varied Mex- Sea- Hamburger Pizza Coffee Chicken Other Italian Steak Asian Other wich ican Menu ican food $82bn $40bn $29bn $24bn $39bn $24bn $20bn $19bn $30bn $31bn $23bn $67bn $22bn $12bn FCPT Target         ~  ~    ~ ~ ___________________ Note: Data reflects estimated sales for each respective subsector or industry. Source: Technomic, Census Bureau, Bureau of Economic Analysis, Wall Street Research as of May 2018; all Data as of December 2016. 23 | FCPT | SEPTEMBER 2018

RAPID FRANCHISEE CONSOLIDATION CREATES REAL ESTATE OPPORTUNITIES IN RESTAURANT INDUSTRY Units Owned by the Top 200 Franchisees Average units per Top 200 Franchisees 141 28,109 135 26,993 126 25,176 116 23,177 109 21,831 102 20,331 18,408 92 17,887 89 85 16,915 16,715 82 84 16,030 16,489 80 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 The franchisee industry is highly fragmented, but undergoing consolidation and growth by top players, presenting new partnership opportunities for FCPT ___________________ Source: Franchise Times: Restuarant 200 (August 2018) 24 | FCPT | SEPTEMBER 2018

INDUSTRY BENCHMARKING: CONCENTRATING ON STABLE BRANDS


Olive Garden
chili's
KFC

FCPT is focused on acquiring restaurants operated by top brands within each cuisine type

	Revenue ($bn)	% of Dining Sector	% of Restaurant Industry	Typically Free-Standing Buildings	Top 5 Brands by Market Share (% of cuisine type)[1] #1	#2	#3	#4	#5	Top 5 % of Subsector
Quick Service:										
Burger	$82	31%	16%	Yes	McDonald's (45%)	Burger King (12%)	Wendy's (11%)	Sonic Drive-In (6%)	Dairy Queen (4%)	77%
Pizza	$40	15%	8%	No	Pizza Hut (25%)	Domino's (23%)	Little Caesars (16%)	Papa John's (13%)	Papa Murphy's (4%)	81%
Sandwich	$31	12%	6%	Yes	Subway (50%)	Arby's (16%)	Jimmy John's (10%)	Jersey Mike's Subs (4%)	Firehouse Subs (3%)	83%
Coffee	$29	11%	6%	No	Starbucks (63%)	Dunkin Donuts (29%)	Tim Hortons (3%)	Krispy Kreme (3%)	Peet's Coffee (1%)	99%
Chicken	$24	9%	5%	Yes	Chick-fil-A (35%)	KFC (20%)	Popeyes (13%)	Zaxby's (7%)	Bojangles' (5%)	80%
Mexican	$23	9%	4%	Yes	Taco Bell (55%)	Chipotle (23%)	Qdoba (5%)	Del Taco (4%)	Moe's Southwest (4%)	91%
Other (Asian, Seafood, Misc)	$39	15%	7%	Yes	Panera Bread (52%)	Panda Express (31%)	Captain D's (6%)	Long John Silver's (5%)	Pei Wei (4%)	97%
Total Quick Service	**$268**	**100%**	**51%**							
Casual Dining:										
Varied Menu	$67	35%	13%	Yes	Applebee's (17%)	Buffalo Wild Wings (14%)	Chili's Grill & Bar (13%)	Cheesecake Factory (8%)	Red Robin (6%)	58%
Italian	$24	12%	5%	Yes	Olive Garden (61%)	Carrabba's (11%)	Maggiano's (6%)	Macaroni Grill (4%)	Brio Tuscan Grille (4%)	86%
Mexican	$22	11%	4%	Yes	On the Border (43%)	Chuy's (39%)	El Torito (18%)	-	-	100%
Steak	$20	10%	4%	Yes	Outback (33%)	Texas Roadhouse (30%)	LongHorn (21%)	Logan's (8%)	Sizzler (3%)	95%
Asian	$19	10%	4%	No	P.F. Chang's (75%)	Benihana (25%)	-	-	-	100%
Seafood	$12	6%	2%	Yes	Red Lobster (67%)	Bonefish Grill (17%)	Joe's Crab Shack (10%)	Bubba Gump (6%)	-	100%
Other	$30	15%	6%	NA	-	-	-	-	-	0%
Total Casual Dining	**$194**	**100%**	**37%**							
Family Dining / Buffet	$42	100%	8%	Yes	IHOP (23%)	Cracker Barrel (21%)	Denny's (20%)	Golden Corral (12%)	Waffle House (9.0%)	85%
Fine Dining	$19	100%	4%	No	Ruth's Chris (19%)	Capital Grille (12%)	Fleming's (8%)	Saltgrass (8%)	Morton's (8%)	56%
Restaurant Industry	**$523**		**100%**							

Green font denotes FCPT owned brands; Orange font denotes brands under contract announced in Washington Prime portfolio

Source: "Nation's Restaurant News Top 200", Census Bureau, Bureau of Economic Analysis, Wall Street Research as of May 2018; Data as of December 2016.

1. Market share is defined as total brand sales as a percentage of the sum of all sizable brands within each cuisine type subsector. Brand selection is based on data from "Nation's Restaurant News Top 200".

25 | FCPT | SEPTEMBER 2018

FCPT

FURTHER BRAND SELECTION CONSIDERATIONS SURROUND LONG-TERM CASH FLOW PROTECTION Brand Average Sales Volume ($000s) Casual $6,000 $10,495 Dining $5,000 Brands with mid-range sales have more Fast options for re-tenanting in case of vacancy Casual $4,000 Quick Service $3,000 $2,000 $1,000 $0 FCPT pursues properties within the median range of Casual Dining, Fast Casual and Quick Service; Concepts with mid-level sales volumes provide rent support, while keeping rent at replaceable levels in case of vacancy Source: Brand average sales per Nation’s Restaurant News Top 200 (2018 edition, uses 2017 sales volumes). 26 | FCPT | SEPTEMBER 2018

AGENDA Company Overview and Business Update Page 3 Key Investment Highlights Page 11 Acquisition & Diversification Strategy Page 18 Appendix Page 27 27 | FCPT | SEPTEMBER 2018

FCPT CLOSED ACQUISITIONS (2018 YEAR TO DATE)


Olive Garden

chilis

KFC


Tenant	Location	# of Properties	Operator / Guarantor Information	Purchase Price ($mm)	Initial Cash Yield	Term (yrs)	Announced
Buffalo Wild Wings	IL	2	World Wide Wings (40+ unit franchisee)	$6.6	6.6%	14	1/10/2018
WPG Portfolio: 1st Closing (10 concepts)	FL, IL, IA, OH	10	8 corporate and 2 franchisees	$13.8	6.6%	7	1/12/2018
Popeyes	TN	1	New concept with 150 unit guarantor	$1.7	6.6%	20	4/30/2018
Red Lobster	PA	1	700-unit operator	$1.8	7.1%	9	5/29/2018
Popeye's	TN	1	New concept with 150 unit guarantor	$1.7	6.6%	20	5/31/2018
PREIT (Buffalo Wild Wings)	SC	1	Corporate	$1.7	6.6%	14	6/29/2018
WPG Portfolio: 2nd Closing (5 concepts)	IN, IL, FL, OH, TX	5	4 corporate and 1 franchisee leases	$9.5	6.4%	9	6/29/2018
Buffalo Wild Wings	TX	1	Corporate	$3.6	6.9%	6	7/16/2018
WPG Portfolio: 3rd Closing (2 concepts)	CT	2	1 Corporate and 1 Franchisee	$4.6	7.1%	8	7/27/2018
Arby's	MI	1	Corporate	$1.6	7.0%	6	8/6/2018
Brinker Portfolio	AZ, CA, CO, FL, GA, LA, MS, NC, NM, NV, OK, SC, TN, TX, VA	46	Corporate	$149.8	6.4%	15	8/8/2018
Buffalo Wild Wings	TN	1	Corporate	$1.7	7.5%	4	8/8/2018
Chili's 3-unit portfolio	TX, OK	3	Corporate	$9.0	6.4%	15	9/14/2018
Total 2018 (year to date through 9/17/2018)		75		$207.0	6.4%	14	
Total since inception (7/1/2016 to 9/17/2018)		177		$399.6	6.6%	16	

Note: Figures updated as of 9/21/2018

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FCPT

FCPT CLOSED ACQUISITIONS (2016 & 2017)


Olive Garden

chili's

KFC


Tenant	Location	# of Properties	Operator / Guarantor Information	Purchase Price ($mm)	Initial Cash Yield	Term (yrs)	Announced
Pizza Hut	IL, IN	6	40-unit sub. of 150-unit operator	$5.7	7.2%	20	7/18/2016
Wendy's	TX	1	2-unit operator	$2.1	6.5%	10	8/2/2016
Arby's	NC	2	24-unit operator	$3.5	6.6%	18	9/6/2016
KFC	MI	4	360-unit operator	$3.9	7.1%	20	9/14/2016
Buffalo Wild Wings	IL, IA	3	7-unit operator (assigned to 40-unit operator)	$7.9	6.5%	12	9/15/2016
Dairy Queen	OK	1	76-unit operator	$2.6	6.6%	18	10/20/2016
Burger King	VA, NC, MS, AL	5	98-unit operator	$11.5	6.5%	20	10/28/2016
Arby's	VA, NC	2	24-unit operator	$4.3	6.6%	18	11/4/2016
USRP Portfolio: Tranche 1 (7 concepts)	MI, KY, OH, IN, IL, FL, CO, GA	10	Mix of corporate and strong franchisees	$15.6	6.6%	10	11/9/2016
KFC	IN, MI, WI	16	130-unit operator	$21.1	6.5%	20	11/10/2016
Taco Bell	IN	1	85-unit sub. of 250-unit operator	$1.3	6.7%	5	11/15/2016
Hardee's	AL & GA	4	35-unit operator	$6.9	6.5%	20	12/15/2016
Burger King	TN	4	115-unit operator	$7.7	6.5%	20	12/28/2016
Total 2016		59		$94.0	6.6%	17	
USRP Portfolio: Tranche 2 (3 concepts)	AL, IN, NY, TN	4	Mix of corporate and strong franchisees	$5.8	6.5%	12	1/12/2017
Taco Bell	SC	1	60-unit sub. of 250-unit operator	$2.4	6.5%	12	1/13/2017
McAlister's	TX	4	40-unit operator	$8.9	6.7%	15	3/17/2017
Bob Evans	DE, IN, MD, MI, NY, OH, PA, VA, WV	16	524-unit operator	$35.1	7.1%	20	5/1/2017
Burger King	MS, TN	7	115-unit operator	$16.0	6.7%	20	6/30/2017
Taco Bell	IN	2	270-unit operator	$3.4	6.5%	20	7/26/2017
MOD Pizza/Del Taco	MI	1	5-unit sub. of 90-unit operator	$2.7	7.4%	10	9/15/2017
Red Lobster	OH, MI, PA, GA	5	700-unit operator	$19.4	6.7%	21	11/2/2017
LongHorn Steakhouse	SC	1	490-unit sub. of 1,695-unit operator	$1.5	6.6%	10	12/7/2017
Burger King	MS	2	115+ unit franchisee	$3.3	6.7%	20	12/19/2017
Total 2017		43		$98.6	6.8%	19	

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FCPT

FCPT CLOSED DISPOSITIONS # of Sale Initial Cash Term Tenant Location Properties Operator / Guarantor Information Price ($mm) Yield (yrs) Announced Bahama Breeze Tampa, FL 1 Bahama Breeze Holdings, LLC $18.5 4.8% 12 10/24/2016 Olive Garden Pembroke Pines, FL 1 Darden Restaurants, Inc. $6.3 4.8% 16 10/24/2016 Olive Garden Lakeland, FL 1 Darden Restaurants, Inc. $5.2 5.1% 15 5/17/2017 Olive Garden Fairfax, VA 1 Darden Restaurants, Inc. $5.9 4.7% 16 9/13/2017 Olive Garden Pinellas Park, FL 1 Darden Restaurants, Inc. $5.1 4.7% 16 11/24/2017 Bahama Breeze Orlando, FL 1 Bahama Breeze Holdings, LLC $16.2 5.1% 11 5/25/2018 Total / Wtd. Avg. 6 $57.2 4.9% 13 Note: Figures updated as of 9/21/2018 30 | FCPT | SEPTEMBER 2018